SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15 (d) of
                          The Securities Act of 1934


Date of Report (date of earliest event reported):   February 10, 1997
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                           THE WIDECOM GROUP INC.
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           (Exact Name of Registrant as Specified in its Charter)


                              Ontario, Canada
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               (State or Other Jurisdiction of Incorporation)


               1-13589                                  98-0139939
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       (Commission File Number)             (IRS Employer Identification No.)


 55 City Centre Drive, Suite 500, Mississauga, Ontario, Canada      L5B  1M3
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           (Address of Principal Executive Offices)                (Zip Code)


                                (905) 566-0180
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             (Registrant's Telephone Number, Including Area Code)



                   INFORMATION TO BE INCLUDED IN FORM 8-K


Item 1.    Change in Control of Registrant   --   Not Applicable

Item 2.    Acquisition or Disposition of Assets   --   Not Applicable

Item 3.    Bankruptcy or Receivership   --   Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant   --   Not Applicable

Item 5.    Other Events.


      On February 10, 1997, the Registrant announced that it was calling for redemption of all of the publicly-traded warrants issued in connection with its initial public offering, as described in the Press Release attached as Exhibit A to this Form 8-K. In addition, the Registrant gave notice to all registered warrantholders, and American Stock Transfer and Trust Company that American Stock Transfer and Trust Company had been removed as Warrant Agent for purposes of the warrants being called for redemption, and that The First National Bank of Boston had been appointed to such position.

Item 6.    Resignation of Registrant's Directors   --   Not Applicable

Item 7.    Financial Statements and Exhibits   --   Not Applicable

Item 8.    Change in Fiscal Year   --   Not Applicable



                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE WIDECOM GROUP, INC.


Dated:  February 10, 1997               /s/  RAJA S. TULI
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                                        Raja S. Tuli, President and
                                        Chief Executive Officer



                                Exhibit Index
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Exhibit No.        Description                           Page No.
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   20.2            Press Release                            4